Exhibit No. 22
                           OMEGA HEALTH SYSTEMS, INC.
                                    Form 10-K
                                December 31, 1996
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Name of Subsidiary                     Name of Business          State of Incorporation
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
Ocumanagement, Inc.                                                 Texas
Omega Health Services of               Omega Eye Care Center        Alabama
         Birmingham, Inc.
Omega Health Systems of                Omega Eye Center             Tennessee
         Jackson, Inc.
Omega Health Services of               Southern Eye Associates      Tennessee
         Memphis, Inc.
Omega Health Systems of                                             Tennessee
         Middle Tennessee, Inc.
Ophthalmic Ambulatory Surgery          VisionAmerica                Tennessee
         Center, Inc.
Omega Information Systems, Inc.                                     Tennessee
Omega Health Systems of Oregon, Inc.   Cascade Eye Institute        Oregon
Omega Health Services of               Omaha Eye Institute          Nebraska
         Nebraska, Inc.
Omega Health Systems of Utah, Inc.                                  Utah
Omega Health Systems of                Capital Eye Consultants      Virginia
         Virginia, Inc.
Omega Health Systems of                                             West Virginia
         West Virginia, Inc.
Omega Medical Services, Inc.                                        Tennesse
Ophthalmic Practice Enhancement, Inc.                               Tennessee
Co-Care Eye Centers, Inc.                                           Pennsylvania
Clearwater OcuCenter, Inc.             Omega Eye Associates         Florida
Springfield OcuCenter, Inc.            Missouri Eye Institute       Missouri
St. Louis OcuCenter, Inc.              Missouri Eye Institute       Missouri
Tennessee Eye Health Network, Inc.                                  Tennessee
The Eye Health Network, Inc.                                        Colorado
VisionAmerica Laser Centers, Inc.                                   Tennessee
Omega Health Systems of Florida, Inc.  Capital Eye Center           Florida
Omega Health Systems of
         North Texas, Inc.             EyeCare and SurgeryCenter    Texas
Omega Surgical Associates of
         North Texas, Inc.             EyeCare and SurgeryCenter    Texas
Omega Eye Associates of
         Birmingham, Inc.                                           Alabama

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